SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Total System Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              TOTAL SYSTEM SERVICES, INC.
                                              (Registrant)


March 21, 2001                       By: /s/Richard W. Ussery
                                        ---------------------------------------
                                         Richard W. Ussery,
                                         Chairman and
                                         Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                  Date: March 21, 2001
--------------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                   Date: March 21, 2001
--------------------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer

/s/Philip W. Tomlinson                                 Date: March 21, 2001
--------------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                     Date: March 21, 2001
--------------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/Richard Y. Bradley                                  Date: March 21, 2001
--------------------------------------------------
Richard Y. Bradley,
Director


/s/G. Wayne Clough                                     Date: March 21, 2001
--------------------------------------------------
G. Wayne Clough,
Director


/s/Thomas G. Cousins                                   Date: March 21, 2001
--------------------------------------------------
Thomas G. Cousins,
Director


/s/Gardiner W. Garrard, Jr.                            Date: March 21, 2001
--------------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/Sidney E. Harris                                    Date: March 21, 2001
--------------------------------------------------
Sidney E. Harris,
Director


/s/John P. Illges, III                                 Date: March 21, 2001
--------------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                    Date: March 21, 2001
--------------------------------------------------
Mason H. Lampton,
Director

/s/Samuel A. Nunn                                      Date: March 21, 2001
--------------------------------------------------
Samuel A. Nunn,
Director


/s/H. Lynn Page                                        Date: March 21, 2001
--------------------------------------------------
H. Lynn Page,
Director


/s/W. Walter Miller, Jr.                               Date: March 21, 2001
--------------------------------------------------
W. Walter Miller, Jr.,
Director


/s/William B. Turner                                   Date: March 21, 2001
--------------------------------------------------
William B. Turner,
Director


/s/James D. Yancey                                     Date: March 21, 2001
--------------------------------------------------
James D. Yancey,
Director


/s/Rebecca K. Yarbrough                                Date: March 21, 2001
--------------------------------------------------
Rebecca K. Yarbrough,
Director


                                                       Date:
--------------------------------------------------
Alfred W. Jones III,
Director

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